Prepaid expenses	12 Months Ended
Dec. 31, 2017
Prepaid Expenses
Prepaid expenses
(11)	Prepaid expenses

These primarily relate to advance commission payments to travel agencies for future services, prepayments for aircraft rentals and prepaid insurance. As of December 31, 2017 and 2016 prepaid balances are as follows:

	December 31, 2017	December 31, 2016
Prepaid commissions (1)	$33,170	$16,351
Advance payments on operating aircraft leases	9,507	10,313
Premiums for insurance policies	12,142	11,149
Other (2)	44,938	21,912

Total	$99,757	$59,725

(1)	Increase for boarding denied due to the pilots’ strike, customer service and baggage services, most are delivered in Bogotá, Cali, Medellín, and Cúcuta.
(2)	Advance payment made to IATA for service charges made by airlines. This is mainly the case with Airlines that belong to Star Alliance for the accumulation of miles, use of VIP lounges and Reservation Systems, Travelport Global Distribution System B.V., Services of Bolivian Airports, S.A., United Airlines Inc.